                                                                    EXHIBIT 10.1

                             3RD AMENDMENT TO LEASE

     THIS AMENDMENT TO LEASE is made this 17th day of June, 1998 by and between PACIFIC NORTHWEST GROUP A, a joint venture (the "Landlord"), and AMAZON.COM, a Delaware corporation (the "Tenant").

     WHEREAS, Landlord and Tenant entered into a Lease Agreement dated September 30, 1996, as amended July 16, 1997 and September 11, 1997 (the "Lease"), for certain premises located in Building U, Northwest Corporate Park, Seattle, Washington (the "Premises"), as more fully described in the Lease; and

     WHEREAS, the current term of the Lease expires October 31, 2000 and Landlord and Tenant desire to expand the Premises, adjust the monthly rent, and to modify the Lease accordingly;

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties mutually agree as follows:

     1. Effective July 1, 1998 the Premises shall be increased by approximately 8,520 square feet for a total of 93,020 square feet as outlined in red on Exhibit A-3 which shall replace and supersede Exhibit A-2 to the 2nd Amendment to Lease, Exhibit A-1 to the 1st Amendment to Lease and Exhibit A to the Lease dated September 30, 1996.

     2. Effective July 1, 1998 the monthly base rent, as provided for in Paragraph 2 of the lease shall be increased to Thirty Seven Thousand Two Hundred Twenty One and no/100 Dollars ($37,221).

     3. Effective November 1, 1998 the monthly base rent, as provided for in Paragraph 2 of the Lease, shall be increased to Thirty Eight Thousand Two Hundred Thirty One and no/100 Dollars ($38,231.00).

     4.   Tenant may make the following changes to the existing improvements.

               A. Remove the office space at 550 S. Brandon Street (Johnson Barrow space)
               B. Make openings in the demising wall between 550 S. Brandon Street (Johnson Barrow space) and 520 S. Brandon Street
               C. Remove a portion of the office space at 500 S. Brandon Street. The extent of removal to be agreed upon by Landlord and Tenant.

Tenant will not be required to replace the demolished improvements except that Tenant will restore changes to the demising wall upon expiration of the initial Lease term.

     5. Landlord hereby acknowledges receipt of the sum of Five Thousand Seven Hundred Twenty Four and no/100 Dollars ($5,724.00) as an additional security deposit.

     6. This 3rd Amendment is conditioned upon and subject to Landlord's approval and acceptance of a fully executed Agreement to Terminate Lease for approximately 8,520 square feet of space in Building U, Northwest Corporate Park, Seattle, Washington, effective June 30, 1998. In the event these conditions are not met, this document shall be null and void.

     7. In the event any payment due from Tenant to Landlord is made by a party other than Tenant, such payment shall be deemed to have been made by and for the account of Tenant, and the party making such payment shall have no rights under this Lease.

     8. Tenant warrants that all necessary corporate actions have been duly taken to permit Tenant to enter into this Amendment to Lease and that each undersigned officer has been duly authorized and instructed to execute this Amendment to Lease.

     9. Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.



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

LANDLORD:                                                           TENANT:

PACIFIC NORTHWEST GROUP A,                                          AMAZON.COM,
a joint venture                                                     a Delaware corporation


By: /s/ WILLIAM G. WILLIAMS III                                     By:  /s/ [SIG]
    -----------------------------------------                            -------------------------
        William G. Williams III                                     Its: VP & CIO
        Vice President, ERE Yarmouth, Inc.                               -------------------------
        as Advisor to California State
        Teachers' Retirement System, Venturer


By: /s/ GLEN R. SCOTT
    -----------------------------------------
        Glen R. Scott,
        Authorized Representative, RREEF America, L.L.C.,
        as Investment Manager of State of California Public
        Employees' Retirement System, an agency of the
        State of California, Venturer

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

        BE IT REMEMBERED, that on this 6th day of July, 1998, before me, the undersigned a Notary Public in and for said Country and State, duly commissioned and sworn, personally appeared Richard Dalzell known to me as to be the person who signed as VP & CIO of Amazon.com, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was duly elected, qualified and acting as an officer of the corporation, that he/she was authorized to execute said instrument and that the seal affixed, if any is the corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


        [SEAL]                  /s/ [KAREN AKIYAWA RESSMEYER]
                                ----------------------------------------------

STATE OF WASHINGTON  )
                     ) ss.      Notary Public for State of Washington
COUNTY OF KING       )          Residing at Mercer Island
                                My Commission Expires 12/29/99


        THIS IS TO CERTIFY that on this 14th day of July, 1998, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared William G. Williams III, known to me and to me known to be the VICE PRESIDENT, ERE YARMOUTH, INC., as Advisor to CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM, Venturer, that executed the within and foregoing instrument, and acknowledged to me that he was authorized to sign the same on behalf of such venturer as his free and voluntary act and deed for the uses and purposes therein mentioned.

        WITNESS MY HAND AND NOTARIAL SEAL the day and year first hereinabove written.

        [SEAL]                  /s/ [MARY E. BRUNICK]
                                ----------------------------------------------

STATE OF WASHINGTON  )
                     ) ss.      NOTARY PUBLIC IN AND FOR WASHINGTON
COUNTY OF KING       )          RESIDING AT SEATTLE

                                My Commission Expires 4-7-02


        THIS IS TO CERTIFY that on this 23rd day of July, 1998, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared Glen R. Scott, known to be and to me known to be the AUTHORIZED REPRESENTATIVE, RREEF AMERICA, L.L.C., as Investment Manager of STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, an agency of the State of California, Venturer, that executed the within and foregoing instrument, and acknowledged to me that he was authorized to sign the same on behalf of such venturer as his free and voluntary act and deed for the uses and purposes therein mentioned.

        WITNESS MY HAND AND NOTARIAL SEAL the day and year first hereinabove written.

                                /s/ [JANICE F. DAVIS]
                                ----------------------------------------------

                                NOTARY PUBLIC IN AND FOR WASHINGTON
                                RESIDING AT SEATTLE

                                My Commission Expires 3/29/00
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                                  [BLUEPRINT]





                                   AMAZON.COM
                                    (50,420)

                                 TOTAL = 93,020






                                   AMAZON.COM
                                    (8,520)






                                   AMAZON.COM
                                    (1,7040)






                                   AMAZON.COM
                                    (17,040)